================================================================================






                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of Earliest Event Reported) September 26, 2000
                                                       ------------------

                              ROSLYN BANCORP, INC.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                      0-28886                 11-3333218
      --------                     ------------             ----------
(State or other Jurisdiction of    (Commission              (IRS Employer
 Incorporation or Organization)    File Number)             Identification No.)

                   One Jericho Plaza, Jericho, New York 11753
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 942-6000
                                 ---------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









================================================================================

ITEM 5.  OTHER EVENTS.
         ------------

      On September 29, 2000, Roslyn Bancorp, Inc. (the "Company") filed a registration statement on Form 8-A with the Securities and Exchange Commission in connection with its Stockholder Protection Rights Agreement, dated as of September 26, 2000, between the Company and Registrar and Transfer Company, as Rights Agent (the "Rights Agreement"). Under the Rights Agreement each stockholder of record as of October 10, 2000 will receive a dividend of one right ("Right") for each outstanding share of common stock, par value $0.01 of the Company (the "Common Stock") they own. Each Right entitles the registered holder to purchase from the Company one one- thousandth of one share of Series A Junior Participating Preferred Stock at an exercise price of $75.00, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement, a copy of which is attached as Exhibit 4.1 to the Form 8-A filed with the SEC on September 29, 2000.

      The foregoing summary of the Rights Agreement is not complete and is qualified in its entirety by reference to the complete text of such document filed as an exhibit herewith and incorporated herein by reference.

ITEM 7(C).    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

Exhibit 4.1 Stockholder Protection Rights Agreement, dated as of September 26, 2000, between Roslyn Bancorp, Inc. and Registrar and Transfer Company, as Rights Agent(1)











----------------------------------------
(1)Incorporated by reference into this document from Exhibits to the Company's Form 8-A, Commission File No. 0-28886, filed with the Securities and Exchange Commission on September 29, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ROSLYN BANCORP, INC.



Dated:  October 12, 2000           By:  /s/ Joseph L. Mancino
                                        ----------------------------------------
                                        Joseph L. Mancino
                                        Vice Chairman of the Board of Directors,
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit 4.1 Stockholder Protection Rights Agreement, dated as of September 26, 2000, between Roslyn Bancorp, Inc. and Registrar and Transfer Company, as Rights Agent(1)












----------------------------------------
(1)Incorporated by reference into this document from Exhibits to the Company's Form 8-A, Commission File No. 0-28886, filed with the Securities and Exchange Commission on September 29, 2000.